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                                  EXHIBIT 21
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           SUBSIDIARIES OF CHARLES E. SMITH RESIDENTIAL REALTY, INC.


Name                                    State of Incorporation/Formation
----                                    --------------------------------
Smith One, Inc.                                 Delaware
Smith Two, Inc.                                 Delaware
Smith Three, Inc.                               Delaware
Smith Four, Inc.                                Delaware
Smith Five, Inc.                                Delaware
Smith Six, Inc.                                 Delaware
Smith Seven, Inc.                               Delaware

Charles E. Smith Residential Realty L.P.        Delaware
Smith Employment Services L.P.                  Delaware

Smith Property Holdings One L.P.                Delaware
Smith Property Holdings One (D.C.) L.P.         Delaware
Smith Property Holdings Crystal Towers L.P.     Delaware
Smith Property Holdings Two L.P.                Delaware
Smith Property Holdings Two (D.C.) L.P.         Delaware
Smith Property Holdings Three L.P.              Delaware
Smith Property Holdings Three (D.C.) L.P.       Delaware
Smith Property Holdings Four L.P.               Delaware
Smith Property Holdings Kenmore L.P.            Delaware
Smith Property Holdings Five L.P.               Delaware
Smith Property Holdings Five (D.C.) L.P.        Delaware
First Herndon Associates Limited Partnership    Virginia
Smith Property Holdings Six L.P.                Delaware
Smith Property Holdings Six (D.C.) L.P.         Delaware
Smith Property Holdings Van Ness L.P.           Delaware
Smith Property Holdings Columbia Road L.P.      Delaware
Smith Property Holdings Seven L.P.              Delaware
Smith Property Holdings Crystal Plaza L.L.C.    Delaware
Metropolitan Acquisition Finance L.P.           Delaware

Smith Realty Company                            Maryland
Consolidated Engineering Services, Inc.         Maryland
Smith Management Construction, Inc.             Maryland
Charles E. Smith Insurance Agency, Inc.         District of Columbia


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